================================================================================

                          [LOGO OF STONEBRIDGE FUNDS]


                                  STONEBRIDGE
                                   AGGRESSIVE
                               GROWTH FUND, INC.









                                                              SEMI-ANNUAL REPORT

                                                        FOR THE SIX-MONTHS ENDED

                                                                  APRIL 30, 1998

================================================================================

                            Letter to Stockholders

Dear Fellow Stockholders:

The first six months of the Fund's fiscal year was a period marked by dramatic social, political, and economic events. The collapse of many of Asia's economies and currencies has shaken financial markets around the world as investors struggle to gauge the impact of these events on financial instruments. A year ago, the Asian region was widely recognized as the worldwide leader in economic growth. Companies that had moved to expand their exposure in this area traded at a premium. The rapid change in the economic environment over the last six months has now lead to a sharp increase in the volatility of stocks with exposure to this area. Certain sectors of the economy, technology companies in particular, have been more negatively impacted; however, the effects have generally been quite far-reaching. Investors continue to try to assess the effects of the Asian turmoil on different companies.

Due to the global nature of many companies' businesses, it was not necessary to be invested directly in global markets to feel the Asian impact on equity prices. The Fund was not immune to these fluctuations, although we did take action to take advantage of these extreme market conditions while maintaining our long-term investment perspective. Over the first six months of the fiscal year, the Fund posted a solid gain of +7.2%, including reinvestment of the $2.24 per share capital gain/dividend distribution in December. Over the same period, the Russell 2000 stock index with income reinvested rose +12.1%. The Fund's heavy exposure in technology held returns down in the last two months of 1997, generally because of investor concerns over the Asian impact to earnings of stock in this sector. We responded to this fluctuation by adding names in this area, including Sequent Computer Systems, Veeco Instruments, ASM Lithography, Network Associates, and Parametric Technology.

Many of these companies reported earnings in the spring of 1998 that were not as severely impacted as expected and we saw strong rallies in these technology stocks. In several cases, these stocks rallied and exceeded our investment horizon price targets. This, coupled with our continued longer-term concerns about the Asian drag on corporate profits, caused us to use the opportunity to take gains and reduce our exposure to technology issues. We sold Adobe Systems, Sequent Computer Systems, ASM Lithography, and Parametric Technology amongst others. Overall for the first six months we realized $0.98 per share in capital gains. On a calendar year basis, since January 1, 1998, the Fund rose +17.5% versus +10.9% for the Russell 2000 stock index with income reinvested.

Looking ahead, we continue to seek out companies with unique growth opportunities selling at attractive valuations. Recently we have added to, or established positions in, United States Filter Corp. (water treatment), Onyx Pharmaceuticals (cancer research), St. John's Knits (designer clothing), and La Jolla Pharmaceuticals which has a drug in late stage clinical trials for the treatment of Lupus, a debilitating immune system disorder. While we continue to be concerned about the long-term impact of the Asian crisis and the strong dollar on revenue and earnings growth, we also feel that these fluctuations may continue to provide opportunities to acquire top quality, growth-oriented companies at attractive valuations.

On a final note, Dr. John Ayer has decided to step down as President of the Stonebridge Aggressive Growth Fund. Over the past seven years, I have been fortunate enough to work very closely with John in his investment advisory role with Stonebridge Capital Management, Inc. and in our capacities as co-managers of the Fund. His sharp intellect, perspective, and judgement have been invaluable assets to our firm and our stockholders. Dr. Ayer will continue on as a member of the board of directors of the Fund and as a member of the Stonebridge Capital Management, Inc. investment committee. On behalf of the board, the stockholders and everyone involved with the Fund management, I would like to extend our sincere appreciation for his efforts and leadership over the years.

Thank you for your investment in the Stonebridge Aggressive Growth Fund. Should you have questions or concerns, please call a Stockholder Services Representative at 1-800-639-3935.

Sincerely,

/S/ CHARLES E. WOODHOUSE

Charles E. Woodhouse
Managing Director and Director of Research
Stonebridge Capital Management, Inc.

                   STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                           STATEMENT OF INVESTMENTS
                                APRIL 30, 1998

                                             Shares or
                                             Principal  Market
                                              Amount    Value*
                                             ---------  -------
COMMONSTOCKS (84.1%)
 CAPITAL GOODS (7.9%)
     ELECTRICAL EQUIPMENT (4.1%)
     Vicor Corp**..........................      8,000  160,500
     Woodhead Industries Inc...............      5,000   93,750
                                                        -------
                                                        254,250
                                                        -------
     MANUFACTURING (2.7%)
     Cognex Corp...........................      7,000  169,313
                                                        -------
     WASTE MANAGEMENT (1.1%)
     United States Filter Corp.............      2,000   65,250
                                                        -------
     TOTAL CAPITAL GOODS...................             488,813
                                                        -------
 COMMUNICATION SERVICES (1.6%)
     TELECOM - CELLULAR (1.6%)
     Metro One Telecommunications**........      7,500   97,969
                                                        -------
     TOTAL COMMUNICATION SERVICES..........              97,969
                                                        -------

 CONSUMER CYCLICALS (5.5%)
     AUTOS AND AUTO EQUIPMENT (1.4%)
     TBC Corp**............................     10,000   88,750
                                                        -------
     RETAIL - SPECIALITY (1.9%)
     Casey's General Stores Inc............      7,000  114,625
                                                        -------
     TEXTILES AND SHOES - (2.2%)
     St. John's Knits Inc..................      3,000  133,875
                                                        -------
     TOTAL CONSUMER CYCLICALS..............             337,250
                                                        -------
 ENERGY (4.6%)
     OIL & GAS - DRILL & EQUIPMENT (4.6%)
     Patterson Energy Inc..................     10,000  140,000
     Rowan Companies.......................      5,000  147,188
                                                        -------
     TOTAL ENERGY..........................             287,188
                                                        -------
 FINANCIAL (4.5%)
     BANKS - MAJOR REGIONAL (4.5%)
     Popular, Inc..........................      4,000  281,000
                                                        -------
     TOTAL FINANCIAL.......................             281,000
                                                        -------
 FOREIGN STOCKS (2.7%)
     Hummingbird Communications**..........      5,000  166,250
                                                        -------
     TOTAL FOREIGN STOCKS..................             166,250
                                                        -------

                   STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                     STATEMENT OF INVESTMENTS (Continued)
                                April 30, 1998

                                                      Shares or
                                                      Principal    Market
                                                       Amount      Value*
                                                      ---------  ---------
 HEALTHCARE (19.2%)
     BIOTECHNOLOGY (7.1%)
     Chiron Corp**...................................     10,000    193,750
     Gilead Sciences Inc**...........................      4,000    152,000
     Onyx Pharmaceuticals Inc**......................     10,000     91,250
                                                                  ---------
                                                                    437,000
                                                                  ---------
     MAJOR DRUGS (2.9%)
     Fuisz Technologies Ltd**........................      5,000     65,000
     Interferon Sciences Inc**.......................      3,750      6,328
     La Jolla Pharmaceutical Co**....................     30,000    108,750
                                                                  ---------
                                                                    180,078
                                                                  ---------
     MEDICAL/BIOTECHNOLOGY (9.2%)
     Alkermes Inc**..................................      3,000     71,625
     Bio Rad Labs Class "A"**........................      5,000    148,125
     ESC Medical Systems Ltd.........................      2,000     65,000
     Martek Biosciences Corp**.......................     10,000    152,500
     Mentor Corporation..............................      5,000    135,938
                                                                  ---------
                                                                    573,188
                                                                  ---------
     TOTAL HEALTHCARE................................             1,190,266
                                                                  ---------

 TECHNOLOGY (38.1%)
     COMMUNICATION EQUIPMENT (3.6%)
     Qualcomm Inc**..................................      4,000    225,000
                                                                  ---------
     COMPUTER HARDWARE & PERIPHERAL (4.4%)
     Cyberguard Corp**...............................     10,000    148,750
     Hutchinson Technology Inc**.....................      4,000    123,750
                                                                  ---------
                                                                    272,500
                                                                  ---------
     COMPUTER SOFTWARE & SERVICES (12.4%)
     Analogy Inc**...................................     10,000     68,750
     Networks Associates Inc**.......................      2,000    137,000
     Oracle Corp**...................................      4,500    116,437
     Orcad Inc**.....................................     12,000    120,000
     Radisys Corp....................................      2,000     54,500
     Rational Software Corp**........................     16,000    269,000
                                                                  ---------
                                                                    765,687
                                                                  ---------
     COMPUTER NETWORKING (3.9%)
     Ascend Communications Inc**.....................      3,000    130,687
     Cisco SystemsInc**..............................      1,500    109,875
                                                                  ---------
                                                                    240,562
                                                                  ---------
     ELECTRONICS - INSTRUMENT & DISTRIBUTION (5.7%)
     Micrion Corp**..................................     10,000    110,625

                   STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                     STATEMENT OF INVESTMENTS (Continued)
                                April 30, 1998

                                                             Shares or
                                                             Principal     Market
                                                              Amount       Value*
                                                             ---------  ------------
COMMONSTOCKS (CONTINUED)
 TECHNOLOGY (CONTINUED)
     ELECTRONICS - INSTRUMENT & DISTRIBUTION (CONTINUED)
     Planar Systems Inc**..................................      6,000       73,500
     Veeco Instruments Inc.................................      4,000      161,500
                                                                         ----------
                                                                            345,625
                                                                         ----------
     SEMICONDUCTORS (8.1%)
     Adflex Solutions Inc**................................      8,000      174,000
     Intel Corp............................................      2,000      161,625
     Tegal Corp**..........................................     10,000       53,750
     Triquint Semiconductor Inc**..........................      5,000      114,375
                                                                         ----------
                                                                            503,750
                                                                         ----------
     TOTAL TECHNOLOGY......................................               2,353,124
                                                                         ----------
TOTAL COMMONSTOCKS(84.1%)
     (Cost $4,088,583).....................................    275,250    5,201,860
                                                                         ----------

CONVERTIBLE BONDS (1.6%)
     VLSI Technology, 8.25%, 10/01/05......................    100,000       98,750
                                                                         ----------
     (Cost $92,326)

U.S. GOVERNMENT AGENCY OBLIGATIONS (14.1%)
     Federal Home Loan Bank Discount Note 5.33%, 05/08/98..    200,000      199,772
     Freddie Mac Discount Note 5.28%, 06/15/98.............    175,000      173,868
     Fannie Mae Discount Note 5.33%, 05/18/98..............    100,000       99,748
     Fannie Mae Discount Note 5.28%, 05/26/98..............    400,000      398,559
                                                                         ----------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..............                 871,947
                                                                         ----------
     (Cost $871,947)

MUTUAL FUND (MONEY MARKET INVESTMENTS) (3.8%)
     Fountain Square Money Market..........................                 232,863
                                                                         ----------
     (Cost $232,863)

TOTAL INVESTMENTS (103.6%)
     (Cost $5,285,719).....................................              $6,405,420

LIABILITIES IN EXCESS OF OTHER ASSETS (-3.6%)..............                (221,687)
                                                                         ----------

NET ASSETS (100%)..........................................              $6,183,733
                                                                         ==========

**Securities on which no cash dividends were paid during the preceding twelve
(12) months.
The accompanying notes to financial statements are an integral part of the financial statements.

                   STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                APRIL 30, 1998

ASSETS:
 Investments, at value (Cost - see below).............  $ 6,405,420
 Dividends and interest receivable....................        2,090
 Receivable for Capital Stock sold....................        2,099
 Prepaid Bond Expenses................................        6,030
 Other Assets.........................................        1,001
                                                        -----------
       TOTAL ASSETS...................................  $ 6,416,640
                                                        -----------

LIABILITIES:
 Payable for investments purchased....................  $   193,688
 Management Fee**.....................................        4,902
 Administration Fee**.................................        9,736
 Transfer Agent Fee...................................        4,381
 Accounting Fee.......................................        2,704
 Legal Fee............................................        7,238
 Printing Fee.........................................        3,148
 Audit Fee............................................        5,848
 Trustee Fee..........................................        1,012
 Other payables.......................................          250
                                                        -----------
       TOTAL LIABILITIES..............................  $   232,907
                                                        -----------
 NET ASSETS...........................................  $ 6,183,733
                                                        ===========

COMPOSITION OF NET ASSETS:
 Capital Stock ($1.00 par value)......................  $   535,636
 Paid in capital......................................    4,705,523
 Over-distributed net investment income...............   (1,242,882)
 Accumulated net realized gain on investments.........    1,065,755
 Net unrealized appreciation in value of investments..    1,119,701
                                                        -----------
 NET ASSETS...........................................  $ 6,183,733
                                                        ===========

NET ASSET VALUE PER SHARE:
 Net assets...........................................  $ 6,183,733
                                                        -----------
 Shares outstanding...................................      535,636
 Net asset value and redemption price per share.......       $11.54
                                                        -----------

 COST OF INVESTMENTS..................................  $ 5,285,719
                                                        ===========

**Related Party


  The accompanying notes to financial statements are an integral part of the financial statements.

                   STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED APRIL 30, 1998

INVESTMENTINCOME:
INCOME:
 Dividends...........................................  $    3,500
 Interest............................................      15,188
                                                       ----------

      TOTAL INCOME...................................  $   18,688
                                                       ----------

EXPENSES:
 Management Fee......................................  $   17,369
 Administrative Fee..................................      29,753
 Transfer Agency Fee.................................      16,423
 Accounting Fee......................................       9,325
 Legal Fee...........................................       5,109
 Printing Fee........................................       2,785
 Audit Fee...........................................       3,955
 Custodian Fee.......................................       1,323
 Trustee Fee.........................................       1,680
 Insurance Fee.......................................       4,248
 Other Fees..........................................          97
                                                       ----------

     TOTAL EXPENSES..................................  $   92,067
                                                       ==========

NET INVESTMENT INCOME (LOSS).........................  $  (73,379)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net Realized Gain (Loss)on Investments..............  $  523,179
 Unrealized Appreciation (Depreciation)
  Beginning of Period................................   1,169,910
  End of Period......................................   1,119,701
                                                       ----------

 Change in net unrealized appreciation/depreciation..     (50,209)
                                                       ----------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS....     472,970
                                                       ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.  $  399,591
                                                       ==========



  The accompanying notes to financial statements are an integral part of the financial statements.

                   STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SIX MONTHS ENDED   YEAR ENDED
                                                                       APRIL 30,      OCTOBER 31,
                                                                         1998            1997
                                                                   ------------------------------
INCREASE (DECREASE) IN NETASSETS FROM OPERATIONS:
 Net Investment Income...........................................  $  (73,379)        $  (83,671)
 Net Realized Gain On Investments................................     523,179          1,006,649
 Net Change In Unrealized Appreciation/Depreciation..............     (50,209)            53,227
                                                                   ------------------------------
     INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS...........................................       399,591            976,205
                                                                   ------------------------------

DISTRIBUTIONS TOSTOCKHOLDERS:
 Dividends from Net Investment Income............................    (238,906)                 -
 Distributions from Net Realized Gain on Investments                 (685,293)          (884,196)
                                                                   ------------------------------
     DECREASE IN NET ASSETS RESULTING FROM
     Distributions to stockholders...............................    (924,199)          (884,196)
                                                                   ------------------------------

 CHANGE IN NET ASSETS DERIVED FROM INVESTMENT ACTIVITIES.........    (524,608)            92,009
                                                                   ------------------------------

FROM CAPITAL STOCK TRANSACTIONS:
 Net Increase (Decrease) in Net Assets Derived From
  Capital Stock Transactions - Note 4............................   1,279,914            797,820
                                                                   ------------------------------

     NET  INCREASE (DECREASE) INNET ASSETS.......................     755,306            889,829
                                                                   ------------------------------

NET ASSETS:
 Beginning of period.............................................   5,428,427          4,538,598
                                                                   ------------------------------

 End of period (including overdistributed net investment income
   of ($1,242,882)and ($930,597), respectively)..................  $6,183,733         $5,428,427
                                                                   ==============================



  The accompanying notes to financial statements are an integral part of the financial statements.

                   STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                             FINANCIAL HIGHLIGHTS
           SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                             THROUGHOUT EACH YEAR

                                            SIX MONTHS ENDED                          YEARS ENDED
                                                APRIL 30,                             OCTOBER 31,
                                                  1998              1997         1996        1995        1994        1993
                                            ------------------------------------------------------------------------------
PER SHARE DATA
--------------
Net Asset Value, Beginning of Period........    $ 13.27           $ 13.19      $ 13.97     $ 10.24     $ 12.07     $ 11.58
                                            ------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................       0.53             (0.20)       (0.17)      (0.26)      (0.29)      (0.21)
  Net Realized and Unrealized Gain (Loss)
    on Investments..........................      (0.02)             2.83         0.90        4.51        0.55        1.56

DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS:
  Distributions from Net Investment
    Income..................................      (0.58)            (2.55)       (1.51)      (0.52)      (1.70)      (0.86)
  Distributions from Net Realized Gain
    on Investments..........................      (1.66)             0.00         0.00        0.00       (0.39)       0.00
                                            ------------------------------------------------------------------------------
Net Asset Value, End of Period..............    $ 11.54           $ 13.27      $ 13.19     $ 13.97     $ 10.24     $ 12.07
                                            ==============================================================================
TOTAL RETURN................................       7.20%            22.89%        5.70%      43.71%       1.86%      11.80%
------------                                ==============================================================================

RATIOS AND SUPPLEMENTAL DATA
----------------------------
  Net Assets, End of Period (in 000s).......    $ 6,133           $ 5,430      $ 4,539     $ 4,151     $ 2,992     $ 3,024
                                            ==============================================================================
  Ratio of Operating Expenses to
    Average Net Assets*.....................       3.46%             2.90%        2.29%       3.10%       3.51%       2.81%
                                            ==============================================================================
  Ratio of Net Investment Income (Loss) to
    Average Net Assets......................      (2.76)%           (1.62)%      (1.26)%     (2.10)%     (2.86)%     (1.82)%
                                            ==============================================================================
  Portfolio Turnover Rate**.................         44%               88%         108%         60%         43%         50%
                                            ==============================================================================
  Average Commission Rate***................    $ .1272           $ .1044      $ .1248           -           -           -
                                            ==============================================================================

* Subsequent to April 30, 1998, the investment adviser began waiving fees to ensure the Fund's operating expenses do not exceed 2.90% for the year ended October 31, 1998.
** A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year.
***For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.


  The accompanying notes to financial statements are an integral part of the financial statements.

                   STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OFSIGNIFICANT ACCOUNTING POLICIES:

     ORGANIZATION AND NATURE OF OPERATIONS -- Stonebridge Aggressive Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

     SECURITY VALUATION -- Investment securities listed or traded on a registered securities exchange or quoted on NASDAQ are valued at the last sales price on the date of valuation. Securities traded on the over-the-counter market for which no sales are reported are valued at the mean between the bid and asked price. Short-term debt securities having a remaining maturity of 60 days or less consist exclusively of U.S. Treasury and Agency Obligations and are stated at amortized cost which is approximately equivalent to value.

     FEDERAL INCOME TAXES -- No provision for Federal income taxes is necessary since the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and distribute substantially all of its net investment income and realized gains from investment transactions to its stockholders each year.

     DISTRIBUTIONS - Distributions of net investment income, if any, are distributed annually. Distributions of net realized gains, if any, are declared at least once each year. Distributions to stockholders are recorded on the ex-dividend date.

     OTHER -- Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts, is accrued and recorded daily . Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis, which is the same basis the Fund uses for Federal income tax purposes.

     USE OF ESTIMATES -- The preparation of the Fund's financial statements in conformity with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those statements.

2.  INVESTMENT TRANSACTIONS:
     Purchases and sales of investment securities (excluding short-term securities), for the six months ended April 30, 1998 were as follows:

                                                             Purchases     Sales
                                                            -----------  ----------
          Common Stocks...................................  $2,217,099   $2,234,103

     As of April 30, 1998
          Gross appreciation (excess of value over cost)..  $1,221,820
          Gross depreciation (excess of cost over value)..    (102,119)
                                                            ----------
          Net unrealized appreciation.....................  $1,119,701

  This amount represents the net increase in the value of investments (all of which are represented by long transactions) held at April 30, 1998.

                   STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.    TRANSACTIONS WITH AFFILIATES:

      The Fund has entered into an investment advisory agreement with Stonebridge Capital Management, Inc. (the Adviser). The advisory agreement has been approved by the Fund's Board of Directors and stockholders. Under the agreement, the Adviser is entitled to a fee, computed daily and paid monthly (in arrears), at the annual rate of 1.00% of the average daily net assets of the Fund. For the six months ended April 30, 1998 Advisory fees payable to the Adviser totaled approximately $21,700.

      The Adviser may from time to time voluntarily agree to reduce its fees or absorb other operating expenses to ensure that the expenses of the Fund do not exceed certain limitations. In such event, any such reductions and other expenses paid by the Adviser will be repaid to the Adviser by the Fund, without interest, at such later time or times as they may be repaid without causing the aggregate operating expenses of the Fund to exceed such voluntary expense limitation. In the event this agreement is terminated for any reason, any such repayment obligation will also be terminated without further liability to the Fund.

      On July 23, 1997, the Fund entered into an administration agreement with ALPS Mutual Funds Services ("ALPS"). The administrative agreement provides that ALPS will receive a monthly management fee equal to the annual rate of .10% of the average daily net assets in the Fund up to $250,000,000 and .075% of the average daily net assets of the Fund in excess of $250,000,000. At all times ALPS' fee will be no less than $5,000 per month in the first year and $6,250 per month in years two and three. For the six months ended April 30, 1998, fees payable to ALPS was $30,000 for administration services.

      Certain officers and directors of the Fund are also officers and/or directors of the Adviser and/or ALPS.

4.    CAPITAL STOCK:

      At April 30, 1998, there were indefinite shares of $1.00 par value capital stock authorized shares. Transactions in shares of capital stock for the six months ended April 30, 1998 and the year ended October 31, 1997, were as follows:

                                                                         SHARES                AMOUNT
                                                                    1998       1997       1998        1997
                                                                  --------   --------   ---------  -----------
          Shares Sold....................                           49,265     28,323  $  553,919   $  378,125
          Shares Issued to Stockholders
           in Reinvestment of Dividends..                           89,906     71,471     863,993      884,073

          Less Shares Redeemed...........                          (12,612)   (34,794)   (137,998)    (424,378)
                                                                  ---------------------------------------------
          Net Increase (Decrease)........                          126,559     65,000  $1,279,914   $  797,820

5.    DISTRIBUTION TO STOCKHOLDERS:

      On December 10, 1997, a dividend of $0.58 per share (comprising of short-term capital gains), aggregating $238,599 was declared from net investment income. Additionally, a dividend of $1.66 per share, aggregating $684,415 was declared from net realized gains from investment transactions. These dividends were paid on December 31, 1997 to stockholders of record December 29, 1997.*

*1997 dividend information has not been audited.

                         [LOGO OF STONEBRIDGE FUNDS]

                   STONEBRIDGE AGGRESSIVE GROWTH FUND, INC.
                            OFFICERS AND DIRECTORS
               Richard C. Barrett, Chairman, Board of Directors
                              and Vice President
                     John G. Ayer, President and Director
               Charles E. Woodhouse, Vice President and Director
                 Debra L. Newman, Vice President and Treasurer
                        Craig B. Burger, Vice President
                      Chad S. Christensen, Vice President
                           James V. Hyatt, Secretary
                          Selvyn B. Bleifer, Director
                           Charles F. Haas, Director
                          William H. Taylor, Director
                           Marvin Freedman, Director

                               INVESTMENT ADVISER
                        STONEBRIDGE CAPITAL MANAGEMENT,
                                 INCORPORATED
                      1801 Century Park East, Suite 1800
                         Los Angeles, California 90067

                         ADMINISTRATOR AND DISTRIBUTOR
                       ALPS MUTUAL FUNDS SERVICES, INC.
                      370 Seventeenth Street, Suite 3100
                            Denver, Colorado 80202

                                TRANSFER AGENT
                       NATIONAL FINANCIAL DATA SERVICES
                           1004 Baltimore, Dwight 4,
                          Kansas City, Missouri 64105

                                   CUSTODIAN
                               FIFTH THIRD BANK
                              Fifth Third Center,
                            Cincinnati, Ohio 45263

                                 LEGAL COUNSEL
                       PAUL, HASTINGS, JANOFSKY & WALKER
                       555 S. Flower Street, 23rd Floor
                         Los Angeles, California 90071

                             INDEPENDENT AUDITORS
                             HEIN + ASSOCIATES LLP
                      717 Seventeenth Street, Suite 1600
                            Denver, Colorado 80202

This report and its financial statements are submitted for the general information of the stockholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.